UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 19, 2016

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 19, 2016, the Superior Court of the State of California, County of San Mateo (the “Superior Court of California”), entered an order preliminarily approving a proposed settlement of (i) the consolidated state derivative lawsuits titled Oriente v. Scarlett, et al., Case No. CIV 528121 and Cavel v. Scarlett, et al., Case No. CIV 535151, pending in the Superior Court of California (collectively, the “State Derivative Action”), and (ii) the consolidated federal derivative lawsuits titled DiLaura v. Scarlett, et al., Case No. 4:15-CV-02989 and Haddock v. Scarlett, et al., Case No. 3:15-CV-03007, pending in the United States District Court, Northern District of California (collectively, the “Federal Derivative Action”). The State Derivative Action and the Federal Derivative Action are referred to collectively as the “Derivative Actions”. The proposed settlement is subject to final approval by the Superior Court of California.

As required by the preliminary approval order, the Summary Notice of Proposed Settlement (the “Summary Notice”), the Notice of Proposed Settlement (the “Actual Notice”), and the Amended Stipulation of Settlement, dated August 18, 2016 (the “Stipulation”) are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2, and 99.3, respectively. The Summary Notice, the Actual Notice, and the Stipulation are also available on Geron Corporation’s (the “Company” or “Geron”) website at http://ir.geron.com/phoenix.zhtml?c=67323%20&p=irol-sec, and on Geron’s Investor Relations page at http://ir.geron.com/phoenix.zhtml?c=67323&p=irol-irhome. Other information contained in or accessible through the Company’s website does not constitute part of, and is not incorporated into, this Current Report on Form 8-K.

Subject to final approval of the settlement by the Superior Court of California, and in exchange for a release of all claims by the plaintiffs and a dismissal of the Derivative Actions with prejudice, the Company has agreed (i) to implement certain corporate governance refinements and (ii) to instruct the Company’s insurer to pay in full the plaintiffs’ attorneys a total of $950,000 United States dollars.

The Stipulation does not involve the stockholder class actions consolidated under the caption In re: Geron Corporation Securities Litigation, Case No. 3:14-CV-01224-CRB, which is currently pending in the United States District Court, Northern District of California.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Form 8-K regarding: (i) the amended stipulation of settlement, (ii) the impact of such settlement, including related activities, approvals and payments, and (iii) other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) the settlement not receiving the requisite final approval; (ii) the settlement not having the expected impact, including resolving the Derivative Actions; and (iii) the settlement requiring more activity or expense than expected. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron’s periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including Geron’s quarterly report on Form 10-Q for the quarter ended June 30, 2016. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Summary Notice of Proposed Settlement
99.2	Notice of Proposed Settlement
99.3	Amended Stipulation of Settlement, dated August 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: August 25, 2016	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Summary Notice of Proposed Settlement
99.2	Notice of Proposed Settlement
99.3	Amended Stipulation of Settlement, dated August 18, 2016